UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2008 (October 29, 2008)

ABLEAUCTIONS.COM, INC.

(Exact name of Registrant as specified in charter)

Florida	000-28179	59-30404233
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 2000 - 1963 Lougheed Highway

Coquitlam, British Columbia Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code:  604-521-3369

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01.

Entry into a Material Agreement.

The following discussion provides only a brief description of the document described below.  The discussion is qualified in its entirety by the full text of the agreement.

On October 9, 2008 we reported that we entered into a Development Agreement with Mr. Abdul Ladha, our chief executive officer, chief financial officer, a director and a major shareholder, Overture Development Corporation, Surrey Central City Ltd. (“Surrey”) and Bullion Reef Holdings Ltd. (“Bullion”).  Mr. Ladha is the sole officer, director and shareholder of Overture Development Corporation and the sole officer and director of Surrey.  Bullion is the sole shareholder of Surrey.  The Ladha Family Trust is the sole shareholder of Bullion.  Although Mr. Ladha is not a beneficiary of the Ladha Family Trust, the trust benefits members of his family.  Pursuant to the Development Agreement, we agreed to purchase one-half of the issued and outstanding capital stock of Surrey from Bullion for a purchase price of approximately $1.35 million.  In the Development Agreement, one-half of the issued and outstanding capital stock of Surrey was designated as “50 shares of the issued and outstanding capital stock of Surrey”.

On October 5, 2008 Bullion agreed to accept 199 shares of Surrey’s Series A common stock as full and final payment of two loans made to Surrey by Bullion which totaled $1,946,749 in principal amount.  This transaction was completed on October27, 2008.  As a result of this transaction, the parties to the Development Agreement have amended paragraph 3(a) to state that Bullion is selling to us a total of 149.5 shares of the capital stock of Surrey, which represents 50% of the issued and outstanding capital stock of Surrey.

Item 9.01.

Financial Statements and Exhibits

10.1

Amendment to Development Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABLEAUCTIONS.COM, INC.

/s/ Abdul Ladha

Abdul Ladha, Chief Executive Officer

Dated:  October 31, 2008

Exhibit 10.1

AMENDMENT TO DEVELOPMENT AGREEMENT

This Amendment to Development Agreement (the “Amendment”) is made effective as of the 29th day of October 2008 among

ABLEAUCTIONS.COM, INC. (hereinafter the “Company”), whose office or principal place of business is 1963 Lougheed Highway, Coquitlam, British Columbia, Canada V3K 3T8.

and

ABDUL LADHA and OVERTURE DEVELOPMENT CORPORATION, (hereinafter the “Developer”), whose office or principal place of business is 1963 Lougheed Highway, Coquitlam, British Columbia, Canada V3K 3T8,

and

SURREY CENTRAL CITY HOLDINGS LTD. (hereinafter “Surrey”), whose office or principal place of business is 217-713 Columbia St., New Westminster, British Columbia, Canada V3M 1B2

and

BULLION REEF HOLDINGS LTD., (hereinafter “Bullion”), whose office or principal place of business is 217-713 Columbia St., New Westminster, British Columbia, Canada V3M 1B2

and is based upon the following recitals:

A.

On October 6, 2008 the parties entered into a Development Agreement wherein Bullion agreed to sell and the Company agreed to purchase 50 shares of the capital stock of Surrey (the “Stock”).

B.

The agreed to Purchase Price for the Stock is $1,347,440 US, subject to the adjustments set forth in paragraph 3(c) of the Development Agreement.

C.

On October 27, 2008, Surrey repaid loans made to it by Bullion in the principal amount of $1,946,749, plus all accrued interest, by issuing to Bullion 199 shares of its Class A common stock.  As a result of this issuance, Surrey currently has a total of 299 shares of Class A common stock issued and outstanding.

D.

The parties wish to amend the Development Agreement, in accordance with paragraph 5(e) thereof, to reflect the change in the number of shares of Class A common stock to be purchased by the Company.

NOW THEREFORE, based on the foregoing and pursuant to paragraph 5(e) of the Development Agreement, the parties have agreed to amend the Development Agreement as follows:

1.

Amendment to Paragraph 3(a) of the Development Agreement.  Paragraph 3(a) of the Development Agreement, which currently states:

(a)

Purchase and Sale of Interest.  Bullion hereby sells, and the Company hereby purchases, 50 shares of the capital stock of Surrey (the “Stock”), which represents 50% of the issued and outstanding capital stock of Surrey.

shall be deleted and the following will appear in its place:

(b)

Purchase and Sale of Interest.  Bullion hereby sells, and the Company hereby purchases, 149.5 shares of the capital stock of Surrey (the “Stock”), which represents 50% of the issued and outstanding capital stock of Surrey.

2.

Miscellaneous.

(a)

Cooperation.  Each party agrees, without further consideration, to cooperate and diligently perform any further acts, deeds and things, and to execute and deliver any documents that may be reasonably necessary or otherwise reasonably required to consummate, evidence, confirm and/or carry out the intent and provisions of this Amendment, all without undue delay or expense.

(b)

Entire Agreement/No Collateral Representations.  Each party expressly acknowledges and agrees that this Amendment (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (2) supersedes any prior or contemporaneous agreements, proposals, commitments, guarantees, assurances, communications, discussions, promises, representations, understandings, conduct, acts, courses of dealing, warranties, interpretations or terms of any kind, whether oral or written (collectively and severally, the “prior agreements”), and that any such prior agreements are of no force or effect except as expressly set forth herein; and (3) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements.  No prior drafts of this Agreement, and no words or phrases from any prior drafts, shall be admissible into evidence in any action or suit involving this Agreement.

(c)

Severability.  If any term or provision of this Amendment or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws, then, and in that event:  (1) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable; and (2) the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby, and shall continue in full force and effect to the fullest extent provided by law.

(d)

Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto.  Any signature page of this Agreement may be detached from any counterpart of this Agreement and reattached to any other counterpart of this Amendment identical in form hereto by having attached to it one or more additional signature pages.

[SIGNATURES APPEAR ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

“COMPANY”

Ableauctions.com, Inc.

By:

     Barrett Sleeman, Director

“DEVELOPER”

Abdul Ladha

Overture Development Corporation

By:

     Abdul Ladha, President

“SURREY”

Surrey Central City Holdings Ltd.

By:

     Abdul Ladha, President

BULLION REEF HOLDINGS LTD.

Bullion Reef Holdings Ltd.

By:

      Abdul Ladha, President